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                                                                    Exhibit 10.7

                       LIMITED RECOURSE PROMISSORY NOTE

                                                              New York, New York

$5,610,000                                                     February 23, 2000


        THIS NOTE ("Note") is made as of the 23rd day of February, 2000, by Glenn J. Rufrano ("Borrower"), to the order of New Plan Excel Realty Trust, Inc., a Maryland corporation ("Lender").

                                        I

                                   DEFINITIONS

        Borrower agrees that, for the purposes of this Note, the following terms shall have the following respective meanings ascribed thereto.

        1.1 "Default Rate" shall mean two percent (2%) per annum in excess of the Interest Rate, but not in excess of the maximum interest rate permitted by law.

        1.2 "Dollars" shall mean dollars in lawful currency of The United States of America.

        1.3 "Employment Agreement" shall mean the Employment Agreement between Lender and Borrower dated February 23, 2000, as it may from time to time be amended.

        1.4    "Interest Rate" shall mean eight percent (8%) per annum.

        1.5    "Maturity Date".shall mean the earlier of (i) February 23, 2005,
(ii) the date the entire Outstanding Principal Balance is due and payable by reason of the acceleration of the maturity of this Note, (iii) the date that Lender exercises the right to purchase the stock securing this Note pursuant to the Employment Agreement, or (iv) such earlier date as provided for in the Employment Agreement.

        1.6 "Original Principal Amount" shall mean Five Million Six Hundred Ten Thousand Dollars ($5,610,000).

        1.7 "Other Note" shall mean the other note of even date herewith executed by Borrower in favor of Lender in the original principal amount of Five Hundred Ninety Thousand Dollars ($590,000).




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        1.8    "Outstanding Principal Balance" shall mean the portion of the
Original Principal Amount that has not been repaid.

        1.9 "Payment Date" shall mean January 15, April 15, July 15, and October 15.

        1.10 "Pledge Agreement" shall mean the pledge agreement securing the payment of the Note executed by Borrower for the benefit of Lender

                                       II

                        PAYMENT OF INTEREST AND PRINCIPAL

        For Value Received, Borrower hereby promises to pay to the order of Lender the Original Principal Amount, together with interest as provided herein as follows:

        2.1    Payment of Interest and Principal.

               (a) Interest shall accrue on the Outstanding Principal Balance at the Interest Rate prior to Default, with all outstanding and unpaid interest compounded quarterly.

               (b) All accrued and unpaid interest shall be due and payable on each Payment Date while the Note is outstanding.

               (c) On each Payment Date while this Note is outstanding, there shall be due and payable a payment of principal in the amount of $31,679.75.

               (d) The entire Outstanding Principal Balance of this Note, and any accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

        2.2 Prepayment Privileges. This Note may be prepaid in whole or in part at any time and from time to time during the term hereof. All partial prepayments shall be applied in inverse order of maturity and shall not extend or reduce any other principal payments due hereunder.

        2.3 Default Interest. Subsequent to a Default, interest shall accrue on the Outstanding Principal Balance and any unpaid interest at the Default Rate, with all outstanding and unpaid interest compounded quarterly.

        2.4 Principal and Interest at Maturity. The entire Outstanding Principal Balance and accrued and unpaid interest thereon, and any and all other sums which are due and payable pursuant to the terms and provisions of this Note or the Pledge Agreement, shall be due and payable on the Maturity Date.



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        2.5    Calculation of Interest. All interest on this Note shall be calculated on the basis of twelve 30-day months, provided, however, that for portions of the principal balance which are outstanding for less than a full calendar month, interest on such portion of the principal balance shall be calculated on the basis of a three hundred sixty (360) day year and the actual number of days elapsed in any portion of a month for which interest may be due on such portion of the principal balance.

        2.6 Application of Payments Prior to Default. Prior to the invocation of the terms and provisions of Paragraph 3.2 hereof, all monies paid by Borrower to Lender shall be applied in the following order of priority: (a) first, toward repayment of all amounts advanced by Lender under the provisions of the Pledge Agreement to protect and preserve the collateral (if any); (b) next, toward payment of all amounts due and owing pursuant to Paragraph 3.5 hereof (if any);
(c) next, toward payment of all amounts due and owing pursuant to Paragraph 3.4 hereof (if any); (d) next, toward payment of interest which has accrued on the Outstanding Principal Balance and which is due and payable; and (e) last, toward payment of the Outstanding Principal Balance.

        2.7 Payments after Default. While any Default exists, Lender is expressly authorized to apply payments made to it as it may elect against (a) any or all amounts, or portions thereof, then due and payable hereunder, (b) the Outstanding Principal Balance, or (c) any combination thereof.

        2.8 Place of Payment. Payments and prepayments to be made under this Note are to be made at such place as the legal holder of this Note may from time to time in writing appoint, and, in the absence of such appointment, then at the following address:

                        New Plan Excel Realty Trust, Inc.
                        1120 Avenue of the Americas
                        New York, NY 10036

                                       III

                        SECURITY, DEFAULTS, AND REMEDIES

        3.1 Security for Payment. The payment of this Note is secured by the Pledge Agreement.

        3.2 Occurrence of Default; Acceleration of Maturity Date. It is agreed that upon occurrence of any of the following events of default under this Note (a "Default"):

               (a) default in the payment of any amount when due hereunder which continues for five (5) days after written notice to Borrower; or



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               (b) default in the performance or observance of any other
covenant or agreement of Borrower contained herein which continues for thirty
(30) days after written notice to Borrower; or

               (c) occurrence of any default under the Other Note or Pledge Agreement which continue beyond any applicable notice and grace periods,

then, at any time thereafter, at the election of the holder or holders hereof and without additional notice to Borrower, the Outstanding Principal Balance, together with accrued interest thereon, shall become at once due and payable at the place of payment as aforesaid, and Lender may proceed to exercise all rights and remedies available to Lender under the Pledge Agreement, and to exercise any other rights and remedies against Borrower or with respect to this Note which Lender may have at law, in equity or otherwise.

        3.3 Nature of Remedies. The remedies of Lender as provided herein or in the Pledge Agreement shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise. Failure of Lender, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date of this Note shall not constitute a waiver of the right to exercise the same at any time thereafter or in the event of any subsequent Default. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same; any such waiver or release is to be effected only through a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release in connection with any one event shall not be construed as a waiver or release of any subsequent event or as a bar to any subsequent exercise of Lender's rights or remedies hereunder. Notice of the exercise of any right or remedy granted to Lender by this Note is not required to be given except as specifically provided herein.

        3.4 Payment of Attorneys' Fees and Costs. If (i) this Note or the Pledge Agreement is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; (ii) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Note or the Pledge Agreement; (iii) an attorney is retained to protect or enforce the lien of the Pledge Agreement; or (iv) an attorney is retained to represent Lender in any other proceedings whatsoever in connection with this Note or the Pledge Agreement or any property subject thereto, then Borrower shall pay to Lender all reasonable attorneys' fees, costs and expenses incurred in connection therewith, in addition to all other amounts due hereunder.

        3.5 Late Charge. If any installment of interest or principal is not paid when due, the Borrower shall pay to Lender a late charge of two percent (2%) of the amount so overdue in order to defray part of the expense incident to handling such delinquent payment or payments. Such late charge shall be in addition to and separate from any increase in interest due hereunder as a result of calculation of interest due hereunder at the Default Rate.



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                                       IV

                            OTHER GENERAL AGREEMENTS

        4.1 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, or sent by nationally-recognized overnight courier, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

If to Borrower:

        Mr. Glenn J. Rufrano
        c/o New Plan Excel Realty Trust, Inc.
        1120 Avenue of the Americas
        New York, NY 10036

If to the Lender:

        New Plan Excel Realty Trust, Inc.
        1120 Avenue of the Americas
        New York, NY 10036
        Attn: General Counsel

or to such other address as any party may have furnished to the others in writing in accordance herewith. All such notices and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of delivery by nationally-recognized, overnight courier, on the business day following dispatch and (c) in the case of mailing, on the third business day following such mailing.

        4.2 Governing Law and Other Agreements. Borrower agrees that: (i) this instrument and the rights and obligations of the parties hereunder shall be governed by the laws of the State New York, without reference to the conflict of law principles of such state; (ii) the obligation evidenced by this Note is an exempted transaction under the Truth in Lending Act, 15 U.S.C. Section 1601, et seq.; (iii) said obligation constitutes a business loan; and (iv) upon the Maturity Date, Lender shall not have any obligation to refinance the indebtedness evidenced by this Note or to extend further credit to the Borrower.

        4.3 Interpretation. The headings of sections and paragraphs in this Note are for convenience only and shall not be construed in any way to limit or define the content, scope or intent of the provisions hereof. As used in this Note, the singular shall include the plural, and masculine, feminine and neuter pronouns shall be fully interchangeable, where the context so requires. This Note shall not be construed more favorably for the benefit of Borrower or Lender,



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regardless of which party or their counsel were primarily responsible for the drafting hereof. The parties hereto intend and believe that each provision in this Note comports with all applicable law. However, if any provision in this
Note is found by a court of law to be in violation of any applicable law, and if such court should declare such provision of this Note to be unlawful, void or unenforceable as written, then it is the intent of all parties to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Note shall be construed as if such unlawful, void or unenforceable provision were not contained therein, and that the rights, obligations and interests of Borrower and the holder hereof under the remainder of this Note shall continue in full force and effect; provided, however, that if any provision of this Note which is found to be in violation of any applicable law concerns the imposition of interest hereunder, the rights, obligations and interests of Borrower and Lender with respect to the imposition of interest hereunder shall be governed and controlled by the provisions of Paragraph 4.5 hereof. Time is of the essence of this Note.

        4.4 Waiver. Borrower and any and all others who are now or may become liable for all or part of the obligations of Borrower under this Note agree to be jointly and severally bound hereby and jointly and severally: (i) waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of the payment hereof or hereunder; (iv) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (v) agree that the liability of each of them shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Lender to any of them with respect hereto; (vi) consent to any and all extensions of time, renewals, waivers or modifications that may be granted by Lender with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such obligors or security shall not affect the liability of any of the obligors for the payment hereof.

        4.5 Excess Interest. It being the intention of Lender and Borrower to comply with the laws of the State of New York with regard to the rate of interest charged hereunder, it is agreed that, notwithstanding any provision to the contrary in this Note or the Pledge Agreement, no such provision shall require the payment or permit the collection of any amount ("Excess Interest") in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection of all or any portion of the indebtedness evidenced by this Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note or the Pledge Agreement, then in such event:



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               (a) the provisions of this paragraph shall govern and control;

               (b) neither Borrower nor any of the other Obligors shall be obligated to pay any Excess Interest;

               (c) any Excess Interest that Lender may have received hereunder shall, at the option of Lender, be (i) applied as a credit against either the then outstanding principal balance due under this Note, or the accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both; (ii) refunded to the payor thereof; or (iii) any combination of the foregoing;

               (d) the applicable interest rate or rates shall be automatically subject to reduction to the maximum lawful rate allowed to be contracted for in writing under the applicable usury laws of the aforesaid State, and this Note and the Pledge Agreement shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and

               (e) neither Borrower nor any of the other Obligors shall have any action or remedy against Lender for any damages whatsoever or any defense to enforcement of the Note or the Pledge Agreement arising out of the payment or collection of any Excess Interest.

        4.6 Successors, Holders and Assigns. Upon any endorsement, assignment or other transfer of this Note by Lender or by operation of law, the term "Lender", as used herein, shall mean such endorsee, assignee or other transferee or successor to Lender then becoming the holder of this Note. This Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon the undersigned and its successors and assigns. The term "Borrower", as used herein, shall include the successors, assigns, legal and personal representatives, executors, administrators, devisees, legatees and heirs of Borrower.

        4.7 Exculpation. Borrower, his successors and assigns ("Exculpated Parties") shall not be personally liable for the payment of any sums, other than interest, due hereunder, or under the Pledge Agreement. No judgment for the repayment of the principal, or for any damages, or for specific performance of obligations to pay or expend money resulting from any breach of or default under this Note or under the Pledge Agreement, will be sought or enforced against the Exculpated Parties personally or any property of the Exculpated Parties, other than the security under the Pledge Agreement, in any action to realize upon any security furnished under the Pledge Agreement, or to collect any amount payable hereunder or thereunder; provided, however, that:

               (a) Nothing herein contained shall be construed as prohibiting Lender from exercising any and all remedies which the Pledge Agreement permits, including the right to bring actions or proceedings against Borrower and to enter a judgment against Borrower, or to obtain injunctive or other equitable relief against the Borrower in order to prevent a breach of the Pledge Agreement, so long as the exercise of any remedy does not extend to execution against or recovery out of any property of Borrower other than the security furnished under the Pledge



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Agreement, or, in the case of specific performance or other injunctive relief, does not require the expenditure of money except out of the security furnished pursuant to the Pledge Agreement; and

               (b) Borrower shall be personally liable for committing fraud or material misrepresentation in connection with the making of the loan evidenced hereby, to the full extent of any loss, damage, expense or costs (including reasonable attorneys' fees) incurred by Lender resulting from such fraud or material misrepresentation.

               (a) Notwithstanding anything contained herein, if the payments due pursuant to Paragraph 2.1(b) or (c) are not made on the Payment Date when due, any such unpaid amount shall be a recourse obligation of Borrower who will be personally liable for any such payment.

        IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the day and year first above written.

                                                 /s/ Glenn J. Rufrano
                                                 -------------------------------
                                                 Glenn J. Rufrano



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